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                                WARRANT AGREEMENT

                  WARRANT AGREEMENT, dated as of January 23, 1996 between PHARMHOUSE CORP., a New York corporation (the "Company"), and Brenner Securities Corporation, a Delaware corporation ("Brenner").

                  WHEREAS, pursuant to the terms of an engagement letter (the "Engagement Letter") dated November 14, 1994 between Brenner and the Company regarding the Rx Place Acquisition (as defined in the Engagement Letter), as the same has been amended through the date hereof, the Company is obligated to issue to Brenner warrants (the "Warrants") to purchase EIGHTY FIVE THOUSAND EIGHT HUNDRED AND SIXTY SEVEN (85,867) Common Shares (as hereinafter defined) of the Company, which is equal to three percent (3%) of the Company's outstanding Common Shares on a fully diluted basis as of April 28, 1995, the date on which Brenner became entitled to the Warrants; and

                  WHEREAS, the purpose of this Agreement is to set forth the terms and conditions governing the issuance and terms of the Warrants, the exercise price thereof, the registration rights granted to the holders of the Warrants, the adjustment in the number of Common Shares issuable upon exercise of the Warrants pursuant to the anti-dilution provisions hereof and such other terms and conditions as are hereinafter set forth.

                  NOW, THEREFORE, in consideration of the premises and the mutual agreements herein set forth, the parties hereto agree as follows:

SECTION 1.        Definitions       For purposes of this Agreement:

                  "Act" means the Securities Act of 1933, as amended.

                  "Affiliate" means, with respect to any specified Person, any other Person that directly, or indirectly through one or more intermediaries, controls, is controlled by, or is under common control with, such specified Person.

                  "Board Resolution" means a resolution by the Board of Directors of the Company or the Executive Committee thereof, if any, which shall be certified as being duly adopted and in full force and effect by the Secretary or any Assistant Secretary of the Company.

                  "Business Day" means any day other than a day on which banks in the City of New York are required or authorized by law to be closed.

                  "Common Shares" means the Company's Common Shares, par value $.01 per share, as constituted on the date hereof, or shares of any class or classes of the Company resulting from any reclassifications or recapitalizations pertaining to the Common Shares and which have no preference in respect of dividends or of amounts payable in the event of any voluntary or involuntary liquidation, dissolution or winding up of the Company.

                  "Exchange Act" means the Securities Exchange Act of 1934, as amended.



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                  "Market Price" means the average of the closing prices per
Share on the principal national securities exchange or the NASDAQ Stock Market (National Market System or Small Cap Market) ("NASDAQ"), whichever of the foregoing exchanges or systems is the principal market or system on which the Common Shares are listed, admitted for trading or quoted, as the case may be, or, if there be no such closing prices, the mean between the bid and asked prices reported on any such national securities exchange, NASDAQ or any other over-the-counter market on which such quotations are regularly available, as the case may be, on each of the ten (10) trading days immediately preceding the date as of which such determination of Market Price is to be made. If at any time the Common Shares are not listed, admitted for trading or quoted on any of the foregoing markets or systems, the Market Price of the Common Shares shall be deemed to be the fair value thereof determined in good faith by a reputable independent brokerage or investment banking firm (other than Brenner) as of a date which is within fifteen (15) days prior to the date as of which the determination of Market Price is to be made.

                  "Permitted Assignees" means executive officers or directors of Brenner identified by written notice from Brenner to the Company to whom percentages of the Warrants may be assigned, provided that (a) such assignee is serving as an officer or director of Brenner as of the date of any such assignment and (b) any and all such assignments must be effected on a basis exempt from registration under the Act.

                  "Person" means any individual, partnership, firm, corporation, association, trust, unincorporated organization or other entity, as well as any syndicate or group that would be deemed to be a person under Section 13(d)(3) of the Securities Exchange Act of 1934, as amended.

                  "Registration Expenses" means the Company's expenses incurred in connection with the Company's performance of or compliance with Section 9 of this Agreement, including fees and disbursements of counsel for the Company and of its independent public accountants, expenses of printing the Registration Statement and the prospectus constituting a part thereof, but excluding legal fees and disbursements of Brenner's counsel, registration or filing fees payable to the Securities and Exchange Commission, NASD filing fees and any state securities or blue sky filing fees, underwriters' or brokers' discounts or commissions, in each case, relating only to the offer and sale of any of the Securities held by Brenner and its Permitted Assignees, and any transfer, income or gains taxes incurred by reason, or arising out, of the sale or other disposition of any of such Securities by Brenner and its Permitted Assignees in a transaction governed by Section 9 hereof.

                  "Securities" means (a) the Warrants to be issued to Brenner pursuant to this Agreement, (b) any Common Shares issued upon the exercise of such Warrants, and (c) any Common Shares or other securities of the Company issued subsequent to the exercise of the Warrants by Brenner, in whole or in part, as a dividend or other distribution with respect to, or resulting from, a subdivision of the Company's outstanding Common Shares into a greater or lesser number of Common Shares by recapitalization, reclassification, stock splits, combinations of shares or otherwise or in exchange for or in replacement of the Common Shares issued upon such exercise.

                  "SEC" means the United States Securities and Exchange Commission.


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                  "Warrant Expiration Date" means 5:00 p.m., New York City time, on the fifth (5th) anniversary of the date hereof.

                  "Warrant Price" means ninety-four cents ($.94) per Share, as such exercise price may be adjusted or readjusted in accordance with the provisions of Section 10 hereof.

                  "Warrant(s)" has the meaning specified in the preamble of this Agreement.

                  All other terms defined herein shall have the meanings ascribed thereto in the parenthetical definitions appearing in the preambles and recitals to and the various provisions of this Agreement.

SECTION 2.        Issuance and Form of Warrants

                  On the date hereof, or within five (5) Business Days after the date hereof, the Company shall execute and deliver to Brenner one or more certificates evidencing the Warrants (the "Warrant Certificates").

                  The text of each Warrant Certificate shall be substantially as set forth in Exhibit "A" attached hereto. Each Warrant Certificate shall entitle the holder of record thereof to purchase from the Company all or any portion of the total number of Common Shares evidenced by such Warrant Certificate at any time from the date hereof until the Warrant Expiration Date at the Warrant Price. The Warrant Price and the number of Common Shares issuable upon exercise of the Warrants are subject to adjustment upon the occurrence of certain events, all as herein provided.

                  The Warrant Certificates may contain such letters, numbers or other marks of identification as the Company may deem appropriate and such legends not inconsistent with the provisions of this Agreement as may be required to comply with applicable federal or state law or with any rule or regulation of any stock exchange or other system on which the Warrants may be listed, traded or quoted.

                  Each Warrant Certificate shall be dated as of the date hereof.

                  Upon the issuance of the Warrant Certificates, the Company shall register the Warrants represented thereby on the books and records of the Company in the name of Brenner.

SECTION 3.        Execution

                  Each Warrant Certificate shall be executed on behalf of the Company by the President or a Senior Vice President of the Company and attested to by the Secretary or any Assistant Secretary of the Company.


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SECTION 4.        Registration, Transfers and Exchanges

                  The Company shall maintain at its principal corporate office in New York City, New York (the "Warrant Register Office") a register for the registration of the Warrant Certificates and of their transfer and exchange from time to time (the "Warrant Register").

                  The Company shall deem and treat Brenner or any other registered holder of a Warrant Certificate in the case of a subsequent transfer by Brenner of Warrants, as the absolute owner of each Warrant Certificate and of the Warrants represented thereby for all purposes (notwithstanding any notation to the contrary), except that if and when any Warrant Certificate is properly assigned in blank, the Company may (but shall not be obligated to) deem and treat the bearer thereof as the absolute owner thereof and of the Warrants represented thereby for all purposes (notwithstanding any notation to the contrary). The Company shall record in the Warrant Register the transfer, from time to time in accordance with the terms hereof, of any outstanding Warrant Certificate, upon surrender thereof for transfer at the Warrant Register Office, together with a written assignment of the Warrant Certificate, duly executed by the registered holder thereof or by such registered holder's duly authorized attorney or legal representative, together with funds to pay any transfer taxes payable in connection with such transfer. Upon such surrender and payment, a new Warrant Certificate or new Warrant Certificates, in the name(s) of the assignee(s) and in the denomination or denominations specified in such instrument of assignment, shall be issued and delivered. If less than all of the Warrants evidenced by a Warrant Certificate are being transferred, a new Warrant Certificate or Certificates shall be issued for Warrants evidenced by such Warrant Certificate not being so transferred. Any Warrant Certificate surrendered shall be canceled by the Company.

                  The Warrants evidenced by a Warrant Certificate may be divided into more than one Warrant Certificate or combined with Warrants evidenced by other Warrant Certificates upon surrender of the Warrant Certificate or Certificates, as the case may be, at the Warrant Register Office, together with a written notice specifying the names and denominations in which new Warrant Certificates are to be issued and properly endorsed in the manner specified in the preceding paragraph. Upon such surrender by Brenner or any subsequent holder of such Warrant Certificates and the payment thereby of any applicable transfer tax, a new Warrant Certificate or Certificates shall be issued and delivered in accordance with such notice. Any Warrant Certificate surrendered shall be canceled by the Company.

                  The Company shall impose no service or other charge in connection with any such transfer or exchange of Warrant Certificates, except for any transfer taxes payable in connection therewith which shall be paid promptly by Brenner or any subsequent holder of the Warrant Certificates.

SECTION 5.        Duration of Warrants

                  Subject to the terms of this Agreement, the Warrants shall expire on the Warrant Expiration Date. Thereafter, unexercised Warrants will be void in their entirety and of no value or


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force or effect whatsoever and all rights granted by the Company to Brenner hereunder shall thereupon be canceled and terminated in their entirety.

SECTION 6.        Exercise of Warrants

                  Subject to the provisions of this Agreement, Brenner or any subsequent registered holder of a Warrant Certificate shall have the right, upon the exercise from time to time of the Warrants evidenced thereby, commencing at the opening of business on the date hereof, to purchase from the Company (and the Company shall issue and sell to such registered holder) the total or any lesser number of fully paid and nonassessable Common Shares issuable upon the exercise of such Warrants. To exercise such Warrants, Brenner or such subsequent registered holder shall surrender (by delivery in person, or by certified mail or by an express mail service which provides proof of delivery) to the Company at the Warrant Register Office the Warrant Certificate evidencing such Warrants accompanied by (i) an election to purchase in the form set forth on the reverse of such Warrants, duly completed and signed, and (ii) payment to the Company of the Warrant Price in effect on such date for the number of Common Shares in respect of which such Warrants are then being exercised. At the option of Brenner or such subsequent registered holder, payment of the Warrant Price may be made (x) in cash or by certified check, money order or wire transfer of immediately available funds to the order of the Company or (y) by delivery to the Company of a written notice that Brenner or such subsequent registered holder is exercising the Warrants (or a portion thereof) by authorizing the Company to withhold from issuance a number of Common Shares otherwise issuable upon exercise of such number of Warrants which, when multiplied by the Market Price of a Common Share as of the date of such exercise, is equal to the aggregate Warrant Price for such exercise (and such withheld Common Shares shall no longer be issuable under the Warrants).

                  As soon as practicable after the exercise of any Warrants, the Company shall, subject to the provisions of Section 7 hereof, issue and cause to be delivered to or upon the written order of Brenner or any subsequent registered holder of the Warrant Certificate evidencing such Warrants, and in such name or names as Brenner or such registered holder may designate, a certificate or certificates for the number of fully paid and nonassessable Common Shares so purchased upon the exercise of such Warrants. Such certificate or certificates for Common Shares shall be deemed to have been issued, and any person so designated to be named therein shall be deemed to have become a holder of record of such Common Shares, as of the date of the surrender of such Warrant Certificate and payment of the Warrant Price as hereunder provided.

                  The Warrants evidenced by a Warrant Certificate shall be exercisable, at the election of Brenner or any subsequent registered holder thereof, either as an entirety or from time to time for a part only of the integral number of Warrants evidenced by the Warrant Certificate. In the event that less than all of the Warrants evidenced by a Warrant Certificate surrendered upon the exercise of Warrants are exercised at any time prior to the Warrant Expiration Date, a new Warrant Certificate or Certificates shall be issued to or upon the written order of Brenner or a subsequent registered holder for the remaining number of Warrants evidenced by the Warrant Certificate so surrendered. The Company shall only be required to execute and deliver the required new Warrant Certificate or Certificates in accordance with the provisions of this Section.


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                  Warrants, represented by a properly assigned Warrant
Certificate, may be exercised by a subsequent holder thereof without first having a new Warrant Certificate issued.

                  All Warrant Certificates surrendered upon the exercise of Warrants shall be canceled by the Company.

SECTION 7.        Payment of Taxes

                  The Company will pay any issue or documentary stamp taxes attributable to the issuance of the Warrants or of the Common Shares upon the exercise of any Warrant; provided, however, that the Company shall not be required to pay any tax which may be payable in respect of any transfer of Warrant Certificates or any transfer involved in the issuance or delivery of any certificates for Common Shares in a name other than that of Brenner or a subsequent registered holder of the Warrant Certificate in respect of which such Common Shares are issued upon exercise of the Warrants, in whole or part, and in such case the Company shall not be required to issue or deliver any Warrant Certificate or certificate for Common Shares until the person requesting the same has paid to the Company the amount of such tax or has established to the Company's satisfaction that such tax has been paid.

SECTION 8.        Mutilated or Missing Warrant Certificate

                  In case any of the Warrant Certificates shall be mutilated, lost, stolen or destroyed, the Company, at the request of Brenner or any subsequent registered holder thereof, shall issue and deliver in exchange and substitution for and upon cancellation of the mutilated Warrant Certificate, or in lieu of and in substitution for the Warrant Certificate lost, stolen or destroyed, a new Warrant Certificate representing an equivalent right or interest, but only upon receipt of evidence reasonably satisfactory to the Company of such loss, theft or destruction and, in the case of a lost, stolen or destroyed Warrant Certificate, indemnity, if requested, in a form satisfactory to the Company, it being understood that, in the case of Brenner its corporate indemnity shall be satisfactory. Applicants for such substitute Warrant Certificates shall also comply with such other reasonable regulations and pay such reasonable charges as the Company may prescribe.

SECTION 9.        Reservation of Common Shares; Listing and
                  Registration; Indemnification

                  (A) The Company hereby warrants, represents and covenants that there have been reserved, and the Company shall keep reserved through the Warrant Expiration Date, out of its authorized and unissued Common Shares or its authorized and issued Common Shares held in its treasury, for the purpose of enabling it to satisfy any obligation to issue Common Shares upon exercise of the Warrants, the aggregate amount of Common Shares deliverable upon the exercise of all outstanding Warrants after giving effect to the adjustments set forth in Section 10 of this Agreement.

                           The Company covenants that all Common Shares which
may be issued upon the exercise of Warrants will, upon issuance (and assuming payment of the Warrant Price therefor),


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be duly authorized, validly issued, fully paid and nonassessable and free from all liens, charges and security interests created or granted by the Company with respect to, or arising out of, the issuance thereof.

                  (B) Upon the written request of Brenner that the Company effect the registration under the Act of all or a designated portion of Brenner's Securities and specifying Brenner's intended method of offer, sale or other disposition thereof, the Company will use its best efforts to effect the registration under the Act of such Securities to permit their lawful offer, sale or other disposition; provided, however, that:

                           (i) at the time of any such request, the Company is required to file periodic reports with the SEC under the Exchange Act;

                           (ii) the Company shall be required to effect not more than a total of two (2) registrations under the Act pursuant to this
         Section 9(B); provided, further that, in the event Securities are registered by the Company pursuant to a request made under this Section 9(B), no further request for registration may be made hereunder for a period of one year following the effective date of the registration statement filed by the Company with the SEC with respect to such prior registration;

                           (iii) any registration requested pursuant to this
         Section 9(B) shall be effected by the filing by the Company of a registration statement on SEC Form S-3 (or any substitute or replacement SEC registration statement form that includes substantially the same information as would be required to be included in a registration statement on such form as currently constituted) and such form is available for use by the Company pursuant to the applicable rules and forms of the SEC under the Act;

                           (iv) all expenses, including any Registration Expenses, incurred in connection with any registration under the Act requested by Brenner pursuant to this Section 9(B) shall be borne and paid in full by Brenner;

                           (v) the Company shall not be required to register Securities pursuant to this Section 9(B) unless Brenner agrees in writing to include in any such registration not less than (X) in the case of the first registration of Securities by Brenner pursuant to a request made under this Section 9, fifty percent (50%) of the total number of Shares issuable as of the date hereof to Brenner upon exercise of the Warrants, and (Y) in the case of any subsequent registration of Securities by Brenner pursuant to a request made under this Section 9, thirty three percent (33%) of the total number of Shares issuable as of the date hereof to Brenner upon exercise of the Warrants, in each case, subject to adjustment pursuant to Section 10 hereof;

                           (vi) a registration requested by Brenner pursuant to this Section 9(B) will not be deemed to have been effected unless it has become effective under the Act; provided further, however, that a registration that does not become effective after the Company has filed a registration statement with respect thereto


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         solely by reason of the refusal of Brenner to proceed with the offer and sale of the Securities included therein (other than any refusal to proceed based upon the advice of Brenner's counsel that the registration statement, or the prospectus included therein, contains an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing) shall be deemed to have been effected by the Company at the request of Brenner and in fulfillment of the Company's obligations to Brenner in response thereto;

                           (vii) the Company may delay the initiation of any registration requested pursuant to this Section 9(B) if there is a pending material transaction or development that would have to be disclosed in the registration statement pursuant to which the Securities held by Brenner would be registered under the Act. The Company will advise Brenner of any such delay and the reasonably anticipated duration thereof subject to the obligation of Brenner to retain information concerning such transaction on a strictly confidential basis for such period as the Company shall reasonably request;

                           (viii) the Company shall have the right, in its sole discretion, to include in any registration statement filed under the Act pursuant to a request made by Brenner under this Section 9(B) such additional Shares or other securities of the Company to be offered and sold by the Company for its own account or to be offered and sold by and for the account of other securityholders of the Company; and

                           (ix) all requests by Brenner to have Securities registered under the Act under this Section 9(B) and the Company's obligations with respect to any registration under the Act in response to such requests by Brenner shall be subject to the terms and conditions set forth in Sections 9(D) through 9(J) hereof, inclusive.

                  (C) If the Company shall at any time hereafter propose to register for offer and sale under the Act any of its Common Shares, whether or not for sale for its own account (except for offers and sales of Common Shares or options or other rights to acquire Common Shares pursuant to the Company's employee benefit, bonus or incentive plans or agreements required or permitted to be registered on SEC Form S-8 or any successor SEC form thereto, with respect to which registration the Company may, but shall not be obligated to, include Securities held by Brenner), in a manner that would permit registration of Brenner's Securities for sale to the public under the Act, it will give written notice to Brenner of its intention to do so and, upon the written request of Brenner made within twenty (20) days after the receipt of any such notice (which request shall specify the number or amount of Securities intended to be disposed of by Brenner and the intended method of disposition thereof), the Company will use its best efforts to effect the registration under the Act of the Securities that the Company has been so requested to register by Brenner to permit their disposition (in accordance with the intended method so designated by Brenner); provided, however, that:


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                           (i) Brenner shall not be entitled to include any of
         its Securities in any registration to be effected pursuant to this
         Section 9(C) unless Brenner agrees in writing to register for offer and sale under the Act not less than (X) in the case of the first registration of Securities by Brenner pursuant to a request made under this Section 9, fifty percent (50%) of the total number of Shares issuable as of the date hereof to Brenner upon exercise of the Warrants, and (Y) in the case of any subsequent registration of Securities by Brenner pursuant to a request made under this Section 9, thirty three percent (33%) of the total number of Shares issuable as of the date hereof to Brenner upon exercise of the Warrants, in each case, subject to adjustment pursuant to Section 10 hereof;

                           (ii) if, at any time after giving written notice of its intention to register its Common Shares under the Act and prior to the effective date of the registration statement filed in connection with such registration, the Company determines for any reason not to register such Common Shares under the Act, the Company may, at its election, give written notice of such determination to Brenner and, thereupon, shall be relieved of its obligation to register any of Brenner's Securities in connection with such registration (but not from its obligation to pay the Registration Expenses in connection therewith);

                           (iii) if the Common Shares being registered under the Act pursuant to this Section 9(C) for sale for the account of the Company or any security holder of the Company (other than Brenner) are to be distributed by or through one or more underwriters on a "firm commitment", "best efforts all or none" or "best efforts" basis (an "Underwriting Transaction"), then either of the following provisions, whichever is applicable, shall govern Brenner's right to have its Securities registered pursuant to this Section 9(C): (A) except as provided in Section 9(F) hereof, if Brenner desires that the Securities to be so registered for Brenner's account are to be included in the Underwriting Transaction, and the managing underwriter(s) of such Underwriting Transaction (other than Brenner) agree(s) that such Securities of Brenner may be sold and distributed pursuant to or as part of such Underwriting Transaction, Brenner shall be required to agree not to sell or distribute in the public markets in which the Company's Common Shares are then traded any additional Securities (beyond those Securities so registered and included in such Underwriting Transaction) for such "lock up" period and upon such terms and conditions as such managing underwriter(s) shall impose, or (B) if Brenner desires that the Securities to be so registered for Brenner's account not be included in the Underwriting Transaction, and the managing underwriter(s) of such Underwriting Transaction (other than Brenner) advise(s) the Company in writing that, in its opinion, the distribution of Brenner's Securities concurrently with the Common Shares being distributed by such underwriter on behalf of the Company and/or any other security holders of the Company might materially and adversely affect the distribution of such Common Shares by such underwriters, then the Company shall have the right to require that Brenner defer the distribution of its Securities until the completion of the distribution of the Common Shares by such underwriters, but in no event later than one hundred twenty (120) days after the effective date of the registration statement under the Act pertaining to such distribution; and


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                           (iv) if the Common Shares being so registered for
         sale under the Act are not for the account of the Company and such registration is being effected pursuant to registration rights granted by the Company to holders (other than Brenner) of its outstanding Common Shares or options, warrants, convertible securities or other rights to acquire its Common Shares, and such registration rights preclude the exercise of incidental registration rights with respect to those registrations initiated by such purchasers (or their transferees), the provisions of this Section 9(C) shall be inapplicable to such registration and the Company shall have no obligation to include any of Brenner's Securities in any registration statement filed by the Company under the Act in compliance with such other registration rights; and

                           (v) the Registration Expenses incurred in connection with each registration under the Act of Securities pursuant to this
         Section 9(C) shall be borne and paid in full by the Company.

                  (D) If and whenever the Company is required to use its best efforts to effect the registration of any Securities held by Brenner under the Act as provided in Section 9(B) and (C) hereof, the Company will as promptly as practicable:

                           (i) prepare and file with the SEC a registration statement with respect to the Securities held by Brenner and the securities held by any other proposed sellers which are included therein and use its best efforts to cause such registration statement to become effective under the Act;

                           (ii) prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective and to comply with the provisions of the Act with respect to the lawful disposition of all of Brenner's Securities and all other Common Shares or other securities of the Company covered by such registration statement until such time as all of such Securities have been disposed of in accordance with the intended lawful method of disposition thereof by Brenner (set forth in the notice from Brenner to the Company required under Section 9(B) or 9(C) hereof, as such notice may be amended pursuant to Section 9(E)(i) hereof) and the intended lawful method of disposition of Common Shares or other securities of the Company by any other seller thereof set forth in such registration statement, but in no event for a period of more than one hundred eighty
         (180) days after the date such registration statement (as distinguished from any post-effective amendment thereto) shall have become effective under the Act;

                           (iii) furnish to Brenner a conformed copy of such registration statement and of each such amendment and supplement thereto, plus such number of copies of the prospectus constituting a part of such registration statement (including each preliminary prospectus and any summary prospectus), in conformity with the requirements of the Act, and such other documents, as Brenner may reasonably request in order to facilitate the lawful disposition of the Securities owned by Brenner;


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                           (iv) use its best efforts to register or qualify such
         securities covered by such registration statement under such other securities or blue sky laws of such jurisdictions as Brenner shall reasonably request, except that the Company shall not for any such purpose be required to qualify generally to do business as a foreign corporation in any jurisdiction wherein it is not so qualified or to subject itself to taxation in any such jurisdiction or to consent to general service of process in any such jurisdiction;

                           (v) otherwise use its best efforts to comply with all applicable rules and regulations of the SEC and, if required, make available to its security holders, as soon as reasonably practicable, an earnings statement covering the period of at least twelve months, but not more than eighteen months, beginning with the first month of the first quarter after the effective date of any such registration statement, which earnings statement shall satisfy the provisions of
         Section 11(a) of the Act; and

                           (vi) use its best efforts to list such Securities held by Brenner on any securities exchange on which the Company's Common Shares are then listed or on an interdealer quotation system upon which such Common Shares are then quoted, if such Securities are not already so listed or so quoted and if such listing is then permitted under the rules of such exchange or such system.

                  (E) (i) Brenner shall furnish to the Company in writing such information regarding or pertaining to the offer, sale and distribution of the Securities as the Company may from time to time request in writing and as shall be required by law or by the SEC in connection therewith. Brenner shall promptly notify the Company, at any time when a prospectus relating to any such offer, sale or distribution is required to be delivered under the Act, of the happening of any change in Brenner's intended method of offering, selling or otherwise disposing of the Securities as would require an amendment or supplement to such prospectus or to the registration statement of which it is a part.

                      (ii) In connection with each exercise by Brenner of its registration rights under this Section 9, Brenner hereby agrees that it shall comply with all of the provisions of the Act and the Exchange Act and all applicable rules and regulations of the SEC pertaining to the offer, sale or distribution by Brenner of such Securities, including without limitation, the provisions of Rule 10b-6 under the Exchange Act as the same may be amended from time to time hereafter.

                  (F) Whenever a registration under the Act requested by Brenner pursuant to Section 9(C) is for a distribution of Securities pursuant to an Underwriting Transaction, only such Securities as are to be distributed by the underwriters may be included in the registration statement pertaining thereto. If the managing underwriter(s) (other than Brenner) determine(s) that the amount of the Securities to be sold in any such underwritten offering should be limited, due to market conditions or otherwise, the number of the Securities of the Company, including the Securities held by Brenner, to be included in the registration shall be reduced in the following order of priority:

                           (i) first, there shall be excluded Securities proposed to be included by persons not possessing rights to include the same pursuant to any agreement with the Company providing for registration rights; and

                           (ii) second, to the extent necessary, there shall be excluded Securities proposed to be registered by or for the account of each person, including Brenner but excluding the Company, seeking to include Securities in such registration pursuant to rights granted to such person under an agreement to have Securities registered on an incidental basis (i.e., a "piggyback" registration) in such proportion that the number of Securities sought to be included in such registration by each such person bears to the number of Securities sought to be included in such registration by all persons seeking to include Securities in such registration on an incidental basis; and

                           (iii) Third, to the extent necessary, there shall be excluded Securities proposed to be registered by or for the account of each person, excluding the Company, seeking to include Securities in such registration pursuant to rights granted to such person pursuant to an agreement to have Securities registered on a demand basis (i.e., a "demand" registration) in such proportion as the number or amount of Securities sought to be registered by each such person bears to the aggregate number or amount of Securities sought to be included in such registration by all persons seeking to include securities in such registration on a demand basis; provided, however, that there shall in no event be any reduction in the number of Securities to be included in any such registration by the Company for sale for its own account;

provided, however, that (X) in no event shall the percentage of securities held by members of management of the Company included in any such underwritten offering (determined as a percentage of the number of such securities sought to be included in such offering by such members of management) be greater than the percentage of Brenner's Securities included in such underwritten offering (determined as a percentage of the number of Securities sought to be included in such offering by Brenner); and (Y) in the event the number of Brenner's Securities included in any such underwritten offering is equal to one-third (1/3) or fewer of the number of such Securities sought to be included by Brenner in such underwritten offering, then Brenner shall not be required to agree to the "lock up" described in Section 9(C)(iii)(A) hereof.

                  (G) (i) If requested by the managing underwriter(s) for any Underwriting Transaction of the Securities held by Brenner pursuant to a registration requested under Section 9(B) hereof, the Company shall enter into an underwriting agreement with such managing underwriter(s) for such offering, provided, however, that Brenner shall not offer, sell and distribute the Securities pursuant to any such Underwriting Transaction unless the managing underwriter(s) thereof shall first be approved by the Company, which approval shall not be unreasonably withheld. Such underwriting agreement shall contain such representations and warranties by the Company and such other terms and provisions as are customarily contained in agreements contemplating an Underwriting Transaction, including (without limitation) indemnities to the effect and to the extent provided in Section 9(H) hereof. Brenner and any other securityholders whose Common Shares or other securities are to be distributed by such underwriters shall be parties to such underwriting agreement and the representations, warranties, covenants and other conditions precedent to the obligations of Brenner under such underwriting agreement shall be satisfactory to Brenner. All indemnification agreements, warranties, covenants, conditions and representations of the Company contained therein shall be in form reasonably satisfactory to the Company and its counsel.

                           (ii) If the Company at any time proposes to register any of its Common Shares under the Act for sale for its own account and such Common Shares are to be distributed by or through one or more underwriters in an Underwriting Transaction, the Company will use reasonable efforts, if requested by Brenner pursuant to its incidental registration rights under Section 9(C) hereof, to arrange for such underwriters to include the Securities to be offered and sold by Brenner among those to be distributed in such Underwriting Transaction. In such case, Brenner shall be required to become a party to the underwriting agreement between the Company and the managing underwriter(s) thereof and the representations, warranties, covenants and other conditions precedent to the obligations of Brenner with respect to the sale of the Securities under such underwriting agreement shall be approved by Brenner, which approval shall not be unreasonably withheld.

                  (H) (i) In the event of a registration of Securities under the Act pursuant to this Section 9, the Company will indemnify and hold harmless Brenner and each other person, if any, who controls Brenner within the meaning of the Securities Act, against any losses, claims, damages or liabilities, joint or several, to which Brenner or such controlling person may become subject under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any registration statement under which the Securities held by Brenner were registered under the Act pursuant to this Section 9, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereof, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse Brenner, and each such controlling person for the reasonable legal and other expenses incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Company shall not be liable in any such case if and to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission so made in conformity with information furnished in writing by Brenner, its officers or directors, or any such controlling person, or their respective agents or representatives, specifically for use in such registration statement or prospectus.

                      (ii) In the event of a registration of any Securities under the Act pursuant to this Section 9, Brenner and its Permitted Assignees shall severally indemnify and hold harmless the Company and each person who controls the Company, within the meaning of the Act, each officer of the Company who signs the registration statement and each director of the Company, against all losses, claims, damages or liabilities, joint or several, to which the Company or such officer or director or controlling person may become subject under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the registration statement under which such Securities were registered under the Act pursuant to this Section 9, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereof, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse the Company and each such officer, director, underwriter and controlling person for all reasonable legal and other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that Brenner and its Permitted Assignees shall be liable hereunder in any such case only if and to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in reliance upon and in conformity with information furnished in writing by Brenner, its Permitted Assignees and their respective agents or representatives specifically for use in any such registration statement or prospectus; and provided further, however that the liability of Brenner and/or its Permitted Assignees under this Section 9(H)(ii) shall in no event exceed the proceeds (net of underwriters' discounts and commissions) derived by Brenner and its Permitted Assignees, as a group, from the sale of Securities pursuant to such registration statement.

                           (iii) In order to provide for just and equitable contribution in circumstances in which the indemnification agreements provided for in subsections (i) and (ii) of this Section 9(H) are unavailable to the respective party entitled to indemnification thereunder in accordance with their terms, the Company, Brenner and its Permitted Assignees shall each contribute to the aggregate losses, claims, damages and liabilities, of the nature contemplated by such indemnification provisions, incurred by the Company, Brenner and its Permitted Assignees and the other persons referred to therein, in such proportions so that each of Brenner and its Permitted Assignees is responsible for that portion represented by the percentage that the public offering price appearing on the cover page of the prospectus contained in the relevant registration statement pertaining to the Securities held by Brenner and each of its Permitted Assignees bears to such public offering price of all of the Common Shares and other Securities being sold pursuant to such Registration statement; provided, however, that Brenner and its Permitted Assignees shall be liable to contribute hereunder in any such case only if and to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in reliance upon and in conformity with information furnished in writing by Brenner, its Permitted Assignees and their respective agents or representatives specifically for use in any such registration statement or prospectus; and provided further, however, that (i) no person found guilty of fraudulent misrepresentation within the meaning of Section 11(f) of the Act shall be entitled to contribution from any person who is not guilty of such fraudulent misrepresentation and (ii) the liability of Brenner and/or its Permitted Assignees under this Section 9(H)(iii) shall in no event exceed the proceeds (net of underwriters' discounts and commissions) derived by Brenner and its Permitted Assignees, as a group, from the sale of Securities pursuant to such registration statement.

                  (I) In the event the Company and Brenner agree, upon the advice of their respective counsel, or in the event the Company is advised by the SEC or the staff of the SEC through an interpretive or "no action" letter that the intended method of offer, sale or distribution by Brenner of the Securities held by Brenner at such time does not require registration under the Act (as then in effect), then the Company shall not be required to so register the Securities held by Brenner and intended by Brenner to be so offered, sold or distributed pursuant to the provisions of Section 9(B) or 9(C) hereof; provided, however, that if the Company and Brenner do not agree, based upon their respective counsel's advice, whether or not such intended method of offer, sale or distribution of Brenner's Securities requires registration under the Act, then, in such event, the Company shall, at its cost and within fifteen (15) Business Days after written request therefor by Brenner, submit a request for "no action" or interpretive letter from the SEC or staff of the SEC with respect to such question and both the Company and Brenner agree to be bound by any such "no action" or interpretive letter concerning the need to register such Securities for offer, sale or distribution so intended by Brenner.

                  (J) Notwithstanding any other provisions of this Section 9, the following terms and conditions shall govern the right of Brenner to have the Securities registered under the Act by the Company:

                           (i) any registration statement prepared and filed by the Company under the Act shall only be prepared and filed for and on behalf of the Company by legal counsel designated by the Company and final determination by the Company and its legal counsel of the form and contents of any registration statements, prospectuses, amendments or supplements thereto shall be binding upon Brenner; and

                           (ii) the right of Brenner to have Securities registered under the Act pursuant to Section 9(B) or 9(C) hereof shall be transferable or assignable, in whole or in part, only to its Permitted Assignees and all references to Brenner in this Section 9 shall, to the extent applicable, be deemed to include its Permitted Assignees; provided, however, that each of Brenner's Permitted Assignees shall acquire such registration rights subject to all of the conditions and limitations set forth in this Section 9, including without limitation the condition that the calculation of the minimum percentages of the Common Shares (issuable upon exercise of the total number of the Warrants issued to Brenner hereunder) required to be included in a registration under the Act in order for any one or more such Permitted Assignees to exercise his or their registration rights hereunder (whether or not in concert with Brenner) shall be as set forth in Section 9(B) or 9(C) hereof.

SECTION 10.                Adjustment of Warrant Price and Number of Common
                           Shares Purchasable

                  (A) In case the Company shall at any time after the date hereof issue and sell any Common Shares:

                           (i) pursuant to a public offering of such Common Shares requiring registration under the Act (the "Public Offering") at a price per Common Share equal to less than twenty five percent (25%) of the Market Price determined as of the date immediately preceding the effective date (within the meaning of the Act) of the registration statement pursuant to which such public offering by the Company is undertaken,

                           (ii) pursuant to a private sale or placement of such Common Shares, within the meaning of Section 4(2) of the Act or Regulation D thereunder (the "Private Placement"), at a price per Common Share equal to less than forty percent (40%) of the Market Price determined as of the date immediately preceding the date of the consummation of such Private Placement, or

                           (iii) except as otherwise provided herein, in any other transaction pursuant to which Common Shares are issued and sold by the Company.

then, in either such event, the Warrant Price shall be reduced by multiplying the Warrant Price then in effect by a fraction, (i) the numerator of which shall be the sum of (x) the number of Common Shares outstanding at the close of business on the date immediately preceding the date of such sale and issuance plus (y) the number of Common Shares which the aggregate amount of consideration received or receivable in such sale and issuance would purchase at such current Market Price per Common Share, and (ii) the denominator of which shall be the total number of Common Shares outstanding immediately after such sale and issuance. Such adjustments shall be made successively whenever such an issuance is made; provided, however, that no adjustment otherwise required by clause (i) or (ii) of this Section 10(A) shall be made in the event that Brenner or any of its Affiliates acts as a managing underwriter in the Public Offering or a placement agent in the Private Placement.

                  (B) In case the Company shall pay or make a dividend or other distribution to the holders of its outstanding Common Shares in Common Shares or securities convertible into or exchangeable for Common Shares (such securities being hereinafter called "Convertible Securities"), other than Convertible Securities which require payments of cash to be made by the holder thereof in connection with any conversion into or exchange for Common Shares, the Warrant Price in effect at the close of business on the day fixed for the determination of shareholders entitled to receive such dividend or other distribution shall be reduced by multiplying the Warrant Price then in effect by a fraction, (i) the numerator of which shall be the number of Common Shares outstanding at the close of business on the date immediately preceding the date fixed for such determination and (ii) the denominator of which shall be the sum of such number of Common Shares plus the total number of Common Shares constituting such dividend or other distribution or the maximum number of Common

Shares issuable upon conversion or exchange of all Convertible Securities constituting such dividend or other distribution.

                  (C) In case at any time the Company shall grant or issue (whether directly or otherwise) any rights (other than the Warrants) to subscribe for or to purchase, or any options for the purchase of, Common Shares or Convertible Securities, whether or not such rights or options or the right to convert or exchange any such Convertible Securities are immediately exercisable, and the price per Common Share at which Common Shares are issuable upon the exercise of such rights or options or upon conversion or exchange of such Convertible Securities (determined by dividing (x) the total amount, if any, received or receivable by the Company as consideration for the granting of such rights or options, or, in the case of such rights or options which relate to Convertible Securities, the total amount, if any, received or receivable by the Company as consideration for the granting of such rights or options, plus the minimum aggregate amount of additional consideration, if any, payable to the Company upon the exercise of such options or rights or upon the conversion or exchange thereof, by (y) the total maximum number of Common Shares issuable upon the exercise of such rights or options or upon the conversion or exchange of all such Convertible Securities issuable upon the exercise of such rights or options) shall be less than (i) twenty five percent (25%) of the Market Price, of the Common Shares if such rights are granted or issued by the Company in a Public Offering or (ii) forty percent (40%) of the Market Price of the Common Shares if such rights are granted or issued by the Company in a Private Placement, the determination of such Market Price, in either such case, to be made as of the date immediately preceding the date of granting or issuing such rights or options, the Warrant Price in effect at the close of business on the date immediately preceding the date of granting such rights or options shall be adjusted by multiplying the Warrant Price then in effect by a fraction, (i) the numerator of which shall be the sum of (x) the number of Common Shares outstanding at the close of business on the date immediately preceding the date of granting such rights or options plus (y) the quotient obtained by dividing the product of the price per Common Share, determined as set forth above, and the maximum number of Common Shares issuable upon the exercise of such rights or options or upon the conversion or exchange of all such Convertible Securities issuable upon the exercise of such rights or options by the Market Price, and
(ii) the denominator of which shall be the sum of the number of Common Shares outstanding at the close of business on the date immediately preceding the date of granting such rights or options plus the maximum number of Common Shares issuable upon the exercise of such rights or options or upon the conversion or exchange of all such Convertible Securities issuable upon the exercise of such rights or options. Except as provided in this subparagraph (C), no further adjustments of the Warrant Price shall be made upon the issuance of such Common Shares or of such Convertible Securities upon exercise of such rights or options or upon the actual issuance of such Common Shares upon conversion or exchange of such Convertible Securities.

                  (D) In case the Company shall issue (whether directly or by assumption in a merger or otherwise) or sell any Convertible Securities, whether or not the rights to exchange or convert thereunder are immediately exercisable, and the price per Common Share for which Common Shares are issuable upon such conversion or exchange (determined by dividing (x) the total amount received or receivable by the Company as consideration for the issuance or sale of such Convertible Securities, plus the minimum aggregate amount of additional consideration, if any, payable to the Company upon the conversion or exchange thereof, by (y) the total maximum number of Common Shares issuable upon the conversion or exchange of all such Convertible Securities) shall be less than (i) twenty five percent (25%) of the Market Price of the Common Shares if such Convertible Securities are issued or sold by the Company in a Public Offering or (ii) forty percent (40%) of the Market Price of the Common Shares if such Convertible Securities are issued or sold by the Company in a Private Placement, the determination of such Market Price, in either such case, to be made as of the date immediately preceding the date of such issuance or sale of such Convertible Securities, the Warrant Price in effect at the close of business on the date of such sale or issuance shall be adjusted by multiplying the Warrant Price then in effect by a fraction, (i) the numerator of which shall be the sum of (x) the number of Common Shares outstanding at the close of business on the date immediately preceding the date of issuance or sale of such Convertible Securities plus (y) the quotient obtained by dividing the product of the price per Common Share, determined as set forth above, and the maximum number of Common Shares issuable upon conversion or exchange of all such Convertible Securities by the Market Price, and (ii) the denominator of which shall be the sum of the number of Common Shares outstanding at the close of business on the date immediately preceding the date of issuance or sale of such Convertible Securities plus such maximum number of Common Shares issuable upon conversion or exchange, provided that (1) except as provided in subsection (E) of this Section 10, no further adjustments of the Warrant Price shall be made upon the actual issuance of such Common Shares upon conversion or exchange of such Convertible Securities, and (2) if any such issuance or sale is made upon exercise of any rights to subscribe for or to purchase or any option to purchase any such Convertible Securities for which adjustments of the Warrant Price have been or are to be made pursuant to subsection (C) of this Section 10 or the other provisions of this subparagraph (D), no further adjustments of the Warrant Price shall be made by reason of such issuance or sale.

                  (E) If (x) the purchase price provided for in any rights or options referred to in subsection (C) of this Section 10, or (y) the amount of additional consideration, if any, payable upon the conversion or exchange of any Convertible Securities referred to in subsections (C) and/or (D) of this Section 10, or (z) the rate at which any Convertible Securities referred to in subsection (C) and/or (D) are convertible into or exchangeable for Common Shares shall change (other than under or by reason of provisions contained in the instruments governing such rights, options or Convertible Securities that are designed to protect against dilution), the Warrant Price in effect at the close of business on the date of such event shall forthwith be adjusted to the Warrant Price which would have been in effect at such time had such rights, options or Convertible Securities still outstanding provided for such changed purchase price, additional consideration or conversion rate, as the case may be, at the time initially granted, issued or sold. On the expiration of any such right to convert or exchange such Convertible Securities, the Warrant Price in effect at the close of business on the date of expiration or termination shall be readjusted to the Warrant Price which would have been in effect at such time had such right, option or Convertible Securities, to the extent outstanding immediately prior to the date of such expiration or termination, never been granted, issued or sold.

                  (F) In case the Company shall, by dividend or otherwise, declare a dividend or other distribution on its Common Shares payable in evidences of its indebtedness or assets (including Securities, but excluding (i) any rights or options referred to in subsection (C) of this Section 10, (ii) any dividend or distribution paid in cash out of consolidated retained earnings or consolidated earned surplus, determined in accordance with generally accepted accounting principles, including the making of appropriate deductions for minority interests, if any, in subsidiaries, and (iii) any dividend or distribution otherwise paid in Common Shares or Convertible Securities), the Warrant Price in effect at the close of business on the date fixed for the determination of shareholders entitled to receive such dividend or other distribution shall be adjusted so that the same shall equal the price determined by multiplying the Warrant Price in effect at the close of business on the date fixed for the determination of shareholders entitled to receive such dividend or other distribution by a fraction of which the numerator shall be the current Market Price per Common Share on the date fixed for such determination less the then fair market value (as determined by the Company's Board of Directors, whose determination shall be conclusive and described in a Board Resolution) of the portion of the assets or evidences of indebtedness so distributed applicable to one Common Share and of which the denominator shall be such current Market Price.

                  (G) In case the Company shall at any time subdivide its outstanding Common Shares into a greater number of shares, the Warrant Price in effect immediately prior to such subdivision shall be proportionately reduced, and, conversely, in case the outstanding Common Shares shall be combined into a smaller number of Common Shares, the Warrant Price in effect immediately prior to such combination shall be proportionately increased, such reduction or increase, as the case may be, to become effective immediately upon the effectiveness of such subdivision or combination.

                  (H) In case of any consolidation of the Company with, or merger of the Company into, any other corporation or other entity, or in case of any merger of another corporation or other entity into the Company (other than a merger which does not result in any reclassification, conversion, exchange or cancellation of outstanding Common Shares), or in case of any sale or transfer of all or substantially all of the assets of the Company, or in the case of a capital reorganization or recapitalization of the capital shares of the Company in such a manner that holders of Common Shares shall be entitled to receive securities, cash or assets with respect to or in exchange for such Common Shares from the corporation or other entity formed by such consolidation or resulting from such merger or which acquires such assets, as the case may be, or from the Company, in the case of a capital reorganization or recapitalization not involving a consolidation, merger or sale or transfer of all or substantially all of the assets of the Company, such corporation or other entity or the Company, as the case may be, and the Company shall execute and deliver an amendment to this Agreement providing that the holders of the Warrants then outstanding shall have the right thereafter, during the period such Warrant shall be exercisable, to exercise such Warrant only for the kind and amount of securities, cash and other property receivable upon such consolidation, merger, sale, transfer, capital reorganization or recapitalization by a holder of the number of Common Shares for which such Warrant might have been exercised on the date immediately prior to such consolidation, merger, sale, transfer, capital reorganization or recapitalization (provided that if the kind or amount of securities, cash and other property receivable upon such consolidation, merger, sale, transfer, capital reorganization or recapitalization is not the same for each Common Share in respect of which such rights of election shall not have been exercised (the "Non-electing Common Shares"), then, for the purpose of this subparagraph (H), the kind and amount of securities, cash and other property receivable upon such consolidation, merger, sale, transfer, capital reorganization or recapitalization by each Non-electing Common Share shall be deemed to be the kind and amount so receivable per Common Share by a plurality of the Non-electing Common Shares).

                           Such amendment shall provide for adjustments which,
for events subsequent to the effective date of such amendment, shall be as nearly equivalent as may be practicable to the adjustments provided for in this
Section 10. The foregoing provisions of this subsection (H) shall similarly apply to successive consolidations, mergers, sales, transfers, capital reorganizations or recapitalizations.

                           The Company shall not effect any such consolidation,
merger, sale or transfer unless prior to or simultaneously with the consummation thereof the successor corporation (if other than the Company) resulting from such consolidation or merger or the corporation purchasing or otherwise acquiring such assets or other appropriate corporation or entity shall assume, by written instrument executed and delivered to the Company, the obligation to deliver to the holder of each Warrant such shares of stock, securities, cash or assets as, in accordance with the foregoing provisions, such holders may be entitled to receive and the other obligations under this Agreement.

                  (I) In case an adjustment in the Warrant Price shall be required by Section 10(A), (B), (C), (D) and/or (F) hereof, the required adjustment shall become effective at the opening of business on:

                           (i) the Business Day immediately following the date fixed for the determination of shareholders of the Company entitled to receive such dividend or distribution, in the case of any adjustment pursuant to Section 10(B) or (F), or

                           (ii) the Business Day immediately following the date of such sale and issuance or the date of such granting of such rights or options, as the case may be, in the case of an adjustment pursuant to Section 10(A), (C) or (D).

                  (J) Notwithstanding any other provisions of this Section 10, no adjustments to the Warrant Price or the number of Common Shares issuable upon exercise of the Warrants shall be made with respect to or by reason of the following transactions of the Company with respect to the Common Shares:

                           (i) (a) any and all of the Common Shares reserved for issuance by the Company upon exercise of the Warrants issued to Brenner pursuant to the provisions of this Agreement as the number of such Common Shares may be adjusted from time to time in accordance with the anti-dilution provisions of this Agreement, (b) an aggregate of 209,195 Common Shares reserved for issuance pursuant to the Class A Warrants, Class B Warrants and Class C Warrants issued by the Company to Rosenthal & Rosenthal, Inc. pursuant to a Warrant Agreement dated as of December 24, 1991 as the number of such Common Shares may be adjusted from time to time in accordance with the anti-dilution provisions set forth in such Warrant Agreement, and (c) an aggregate of 620,166 Common Shares issued or reserved for issuance by the Company pursuant to the Company's existing 1991 Incentive Stock Option Plan, 1991 Non-Qualified Stock Option-Salary Reduction Plan and 1992 Equity Compensation Plan for Non-Employee Directors, as the number of such Common

         Shares may be adjusted from time to time hereafter in accordance with the respective anti-dilution provisions set forth in each of such plans; and

                           (ii) The issuance, sale or grant by the Company after the date hereof of any Common Shares, warrants, options or other rights to purchase Common Shares (including without limitation, any such Common Shares, warrants, options or other rights issued pursuant to any incentive or compensation plan or program), or the exercise of such warrants, options or other rights, to or by employees, officers and/or directors of the Company pursuant to any employee, officer and/or director stock option, bonus or incentive compensation plans, (collectively the "Management Plans"), provided that (a) such Common Shares are issued, sold or granted by the Company (directly or upon the exercise of such warrants, options or other rights) pursuant to any such Management Plans at a price per Share equal to not less than seventy five percent (75%) of the Market Price determined as of the date immediately preceding the date of the issuance, sale or grant thereof or (b) if such Common Shares are issued, sold or granted by the Company (directly or upon exercise of such warrants, options or other rights) pursuant to any such Management Plans at a price per Share of less than seventy five percent (75%) of the Market Price so determined, then the total number of Common Shares so issued, sold or granted by the Company (directly or upon exercise of any such warrants, options or other rights) at such lesser price to any such employees, officers and/or directors of the Company pursuant to any such Management Plans shall not exceed, in the aggregate, more than five percent (5%) of the Common Shares of the Company outstanding and reserved for issuance (under warrants, options, Convertible Securities or other rights theretofore issued, sold or granted by the Company) as of the date hereof.

                  (K) For purposes of this Section 10, the number of Common Shares outstanding at any given time shall not include Common Shares owned or held by or for the account of the Company or of any of its wholly or majority owned subsidiaries.

                  (L) Upon each adjustment of the Warrant Price pursuant to this
Section 10, each Warrant outstanding at the time of and immediately prior to such adjustment shall give the holder thereof the right to purchase, at the Warrant Price resulting from such adjustment, the number of Common Shares obtained by multiplying the Warrant Price in effect immediately prior to such adjustment by the number of Common Shares issuable upon exercise of such Warrant immediately prior to such adjustment and dividing the product thereof by the Warrant Price resulting from such adjustment.

                  (M) No adjustment in the Warrant Price shall be required unless such adjustment would require an increase or decrease of at least one percent (1%) in such Warrant Price; provided, however, that any one or more such adjustments which, by reason of this subsection (M) is not required to be made, shall be carried forward on a cumulative basis and fully taken into account in any subsequent adjustment. All calculations under this Section shall be made to the nearest cent or to the nearest 1/100 of a Share, as the case may be. The provisions of this Section 10(M) shall also apply to readjustments provided for in subparagraph (E).

                  (N) The certificate of any independent firm of public accountants of recognized standing selected by the Board of Directors of the Company shall be conclusive of the correctness of any computation of any adjustment required to be made under this Section 10 and shall be final and binding upon the Company, Brenner, its Permitted Assignees and all other subsequent registered holders of the Warrants.

                  (O) Whenever any adjustment is required in the Warrant Price, the Company shall forthwith:

                           (i) prepare a statement describing in reasonable detail the adjustment and the method of calculation used; and

                           (ii) cause a copy of such statement to be mailed to Brenner as of the effective date of such adjustment at its address as the same shall appear on the books on the Company.

                  (P) The Company shall be obligated to issue any additional Common Shares which become issuable upon exercise of Warrants as a result of any event described in this Section 10 which requires an adjustment in the Warrant Price and the number of Common Shares issuable upon exercise of the Warrants.

                  (Q) In case of any issuance or sale by the Company for cash of Common Shares, Convertible Securities or other rights or options with respect to Common Shares which requires an adjustment pursuant to Sections 10(A), (C), (D) or (H) hereunder, the amount of consideration therefor shall be the amount of cash received by the Company for such Common Shares before deducting therefrom any compensation paid or discount allowed in the sale, underwriting or purchase thereof by underwriters, dealers, placement agents or others performing similar services, or any other fees or expenses incurred directly in connection therewith. In case of any such issuance or sale of Common Shares, Convertible Securities or other rights or options with respect to Common Shares for consideration part or all of which shall be other than cash, the amount of the non-cash consideration shall be deemed to be the value of such consideration as determined reasonably and in good faith by a resolution of the Board of Directors of the Company, in consultation with the Company's regular independent accountants, which determination shall be final and binding upon the Company, Brenner, its Permitted Assignees and all other subsequent registered holders of the Warrants.

SECTION 11.           Avoidance of Certain Actions

                  The Company will not, by amendment of its Certificate of Incorporation or through any reorganization, transfer of assets, consolidation, merger, issue or sale of securities or otherwise, avoid or take any action which would have the effect of breaching this Warrant in any material respect or precluding the performance by the Company of its obligations hereunder, but will at all times in good faith assist in implementing the provisions of this Warrant Agreement and in taking all of such actions as may be reasonably necessary or appropriate in order to protect the rights of Brenner against material dilution or other impairment of its rights hereunder.

SECTION 12.                Fractional Interest

                  Notwithstanding anything contained herein to the contrary, the Warrants may only be exercised to purchase full Common Shares and the Company shall not be required to issue fractions of Common Shares on the exercise of Warrants. To the extent that a holder would otherwise be entitled to a fractional share, the Company shall return to such holder a portion of the purchase price paid by such holder upon exercise of the Warrants held by such holder determined by multiplying the price per Common Share calculated at the Warrant Price by such fraction.

SECTION 13.                Notices to Company and Brenner

                  Any notice given pursuant to this Agreement shall be sufficiently given if delivered personally or sent by first-class mail, postage prepaid, or by overnight express delivery service, addressed (until another address is filed in writing with Brenner or, in the case of a change in address of Brenner, with the Company) as follows:

                  If to the Company:

                                    Pharmhouse Corp.
                                    860 Broadway
                                    New York, New York 10003
                                    Attention: Kenneth A. Davis, President

                           Copy to:

                                    Melvin Katz, Esq.
                                    Maloney, Gerra, Mehlman & Katz
                                    The Chrysler Building
                                    405 Lexington Avenue - 36th Floor
                                    New York, New York  10174

                  If to Brenner:

                                    Brenner Securities Corporation
                                    Two World Trade Center
                                    38th Floor
                                    New York, New York 10018
                                    Attention:  Mr. David Boris, Senior Managing
                                                Director

                           Copy to:

                                    Mara H. Rogers, Esq.
                                    Fulbright & Jaworski
                                    666 Fifth Avenue
                                    New York, New York 10103

SECTION 14.                Notices to Warrant Holders

                  Upon any adjustment of the Warrant Price or the number of shares issuable upon the exercise of Warrants pursuant to this Agreement, the Company shall promptly thereafter cause to be forwarded to Brenner a certificate of the principal financial or principal accounting officer of the Company setting forth the Warrant Price of the Warrants then outstanding after such adjustment or the adjusted number of Common Shares purchasable upon exercise of each such Warrants and setting forth in reasonable detail the method of calculation and the facts upon which the calculations are based. For purposes of this Agreement, delivery by the Company of any notice hereunder to Brenner shall constitute delivery thereof to all Permitted Assignees of Brenner.

SECTION 15.                Entire Agreement; Supplements and Amendments

                  This Agreement is an integrated document and represents the entire understanding of the parties with respect to the subject matter hereof; contains all representations, warranties, covenants and conditions, express or implied, which have been made by the Company and Brenner; and cancels and supersedes all previous and/or contemporaneous written and oral agreements, understandings, statements, promises, inducements and memoranda by or between the parties or their affiliates relating to the subject matter hereof. The Company and Brenner may from time to time supplement or amend this Agreement in writing without the approval of any subsequent holders of Warrant Certificates in order to cure any ambiguity or to correct or supplement any provision contained herein which may be defective or inconsistent with any other provision herein, or to make any other provisions in regard to matters or questions arising hereunder which the Company and Brenner may deem necessary or desirable and which shall not be inconsistent in any material respect with the provisions of the Warrant Certificates and which shall not adversely affect in any material respect the interests of Brenner hereunder; provided, however, that in the event of any conflicts or inconsistencies between the provisions of this Agreement and the provisions of any of the Warrant Certificates issued hereunder, the provisions of this Agreement shall govern and be deemed controlling.

SECTION 16.                New York Contract: Jurisdiction

                  This Agreement and each Warrant Certificate issued hereunder shall be governed by and construed in accordance with the laws of the State of New York, without giving effect to the conflicts of laws provisions thereof. The Company and Brenner hereby consent, unconditionally and irrevocably, to the jurisdiction of the state and Federal courts located in the Borough of Manhattan, City of New York, State of New York for the adjudication of any actions arising out of this Agreement.

SECTION 17.                Benefits of this Agreement

                  Nothing in this Agreement shall be construed to give to any person or corporation other than the Company and Brenner and any subsequent registered holders of the Warrants any legal or equitable right, remedy or claim under or by reason of this Agreement; but this Agreement shall be for the sole and exclusive benefit of the Company, Brenner and such subsequent registered holders of the Warrants.

SECTION 18.                Successors

                  Subject to the terms and conditions of this Agreement, all the covenants and provisions of this Agreement by or for the benefit of the Company, the holders of the Warrants, and/or Brenner shall bind and inure to the benefit of each of the parties hereto and their respective successors and Permitted Assigns hereunder.

SECTION 19.                References and Captions

                  Unless otherwise expressly noted, all references to Sections, subsections or clauses herein shall be deemed to refer solely to the provisions of this Agreement so designated. The captions of the Sections of this Agreement have been inserted for convenience only and have no substantive effect.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed, as of the day and year first above written.

                                    PHARMHOUSE CORP.

                                    By:  /s/  Marcie B. Davis
                                       -------------------------------------
                                           Name:  Marcie B. Davis
                                           Title: Executive Vice President

                                    BRENNER SECURITIES CORPORATION

                                    By:  /s/
                                       -------------------------------------
                                           Name:
                                           Title: Managing Director

                                                                       EXHIBIT A

                             Certificate No.: _____

                    Date of Issuance: _______________, 199__

                  Aggregate Number of Warrants: _______________

                                PHARMHOUSE CORP.

                       WARRANTS TO PURCHASE COMMON SHARES

                  THIS CERTIFIES THAT ______________________________, or
registered assigns, is the registered holder of the aggregate number of Warrants set forth above. Each Warrant entitles the holder thereof to purchase from Pharmhouse Corp., a New York corporation (the "Company"), subject to the terms and conditions set forth hereinafter and set forth in the Warrant Agreement dated as of April 28, 1995 (the "Agreement") by and between the Company and Brenner Securities Corporation, a Delaware corporation, one (subject to adjustments referred to below) fully paid and nonassessable Common Share, par value $.01 per share (each a "Share"), upon presentation and surrender of this Warrant Certificate with the Form of Election to Purchase duly executed, and with the instructions for the registration and delivery of Shares completed, at any time on or after April 28, 1995 until 5:00 p.m., New York City time, on April 27, 2000, or if such day is not a Business Day as defined in the Agreement, the next succeeding Business Day (the "Expiration Date"), at the offices of the Company, 860 Broadway, New York, New York 10003, Attention:
Secretary, or at such other address as the Company may specify in writing to the registered holder of this Warrant Certificate and upon payment in full of the Warrant Exercise Price payable upon such exercise or partial exercise in cash or by certified check, money order or wire transfer to the order of the Company and payment of any applicable taxes payable by the holder hereof under the terms of the Agreement. The Exercise Price and the number of Shares issuable upon the exercise of the Warrants represented hereby are subject to modification and adjustment upon the happening of certain events as more fully described in the Agreement.

                  This Warrant Certificate is subject to all of the terms, provisions and conditions of the Agreement (terms defined therein and not otherwise defined herein being used herein as therein defined), to all of which terms, provisions and conditions the registered holder of this Warrant Certificate consents by acceptance hereof. The Agreement is hereby incorporated herein by reference and made a part hereof. Copies of the Agreement are available for inspection at the principal offices of the Company in New York, New York and may be obtained by writing to the Company.

                  No fractional Shares will be issued upon exercise of the Warrants. In lieu of any fractional Share to which the holder hereof would otherwise be entitled, the Company will return to such holder such portion of the purchase price paid by such holder upon exercise of the Warrant as is attributable to such fractional Share, as provided in the Agreement.

                  This Warrant Certificate, with or without other Certificates evidencing Warrants, upon surrender to the Company at the address referred to above, may be exchanged for another Warrant Certificate or Certificates evidencing, in the aggregate, the same number of Warrants as the Warrant Certificate or Certificates so surrendered. If the Warrants evidenced by this Warrant Certificate shall be exercised in part, the holder hereof shall be entitled to receive, upon surrender hereof, another Warrant Certificate or Certificates evidencing the number of Warrants not so exercised.

                  Every holder of this Warrant Certificate, by accepting the same, consents and agrees with the Company and with every other holder of a Warrant Certificate that:

                  (A) This Warrant Certificate is transferable on the registry books of the Company only upon the terms and conditions set forth in the Agreement;

                  (B) The Company may deem and treat the person in whose name this Warrant Certificate is registered as the absolute owner hereof and of the Warrants represented hereby for all purposes whatsoever and the Company shall not be affected by any notice to the contrary, except that, if and when this Warrant Certificate is properly assigned in blank, the Company may (but shall not be obligated to) treat the bearer hereof as the absolute owner hereof and of the Warrants represented hereby for all purposes, notwithstanding any notice to the contrary; and

                  (C) This Warrant Certificate shall not entitle the holder hereof to any rights of a holder of Shares, including without limitation the right to vote, to receive dividends or other distributions or to receive any notice of, or to attend, meetings of holders of Shares or any other proceedings of the Company.

                  The issuance or delivery by the Company or its agent of any certificate for Shares or other securities upon the exercise of Warrants evidenced by this Warrant Certificate shall not be required until any tax which may be payable by the holder hereof under the terms of the Agreement in respect thereof shall have been paid, such tax being payable by the holder of this Warrant Certificate at the time of surrender.

                  This Warrant Certificate shall be void and the Warrants and any rights represented hereby shall cease and be of no further force or effect whatsoever unless exercised on or before 5:00 p.m. New York City time on the Expiration Date.

                  In the event of any conflicts or inconsistencies between the provisions of the Agreement and this Warrant Certificate, the provisions of the Agreement shall govern and be deemed controlling.

                  This Warrant certificate shall be governed by New York law without giving effect to the conflicts of laws provisions thereof.

                                  * * * * * * *

                  WITNESS the signatures of the proper officers of PHARMHOUSE CORP. and its corporate seal.

Dated as of _______________, 199__

                                                  PHARMHOUSE CORP.

                                                  By:
                                                        ------------------------
                                                       Name:
                                                       Title:

ATTEST:

- ------------------------
Secretary

                         [FORM OF ELECTION TO PURCHASE]

             [To be Executed by the Holder if it Desires to Exercise
              Warrants Evidenced by the Within Warrant Certificate]

To Pharmhouse Corp:

                  The undersigned hereby irrevocably elects to exercise ____ Warrants, evidenced by the within Warrant Certificate(s), and to purchase thereunder the number of full Common Shares, par value $.01 per share, of Pharmhouse Corp. issuable upon exercise of said Warrants and hereby delivers $__________ and pays all applicable taxes payable by the undersigned pursuant to the Agreement.

                  The undersigned requests that certificates for such shares be issued in the name of:

- --------------------------------------------------------------------------------

- --------------------------------------------------------------------------------
                     (Please print or type name and address)

         If said number of Warrants shall not be all of the Warrants evidenced by the within Warrant Certificate(s), the undersigned requests that a new Warrant Certificate evidencing the Warrants not so exercised be issued in the name of and delivered to:

- --------------------------------------------------------------------------------

- --------------------------------------------------------------------------------
                     (Please print or type name and address)

Dated:
            -----------------------------

Signature:
            -----------------------------

NOTICE: The above signature must correspond with the name as written upon the face of the within Warrant Certificate(s) in every particular, without alteration or enlargement or any change whatsoever, or if signed by any other person, or attorney-in-fact, an appropriate instrument of transfer or assignment of such Warrant Certificate must be duly executed and delivered herewith and if the certificate representing Shares or any Warrant Certificate representing Warrants not exercised is to be registered in a name other than that in which the within Warrant Certificate is registered, the signature of the holder thereof must be guaranteed by a commercial bank or trust company, or by a member firm of any national securities exchange whose signature is known to the Company, and a person acting under power of attorney shall deliver a certified copy of such power-of-attorney.